Exhibit 99.1

Press Release

Federated Investors, Inc. Reports Strong Third Quarter 2007 Earnings; Money Market Assets Climb to Record $210 Billion

•	Total assets under management increase to record $276 billion

•	Board declares $0.21 per share quarterly dividend

(PITTSBURGH, Pa., October 25, 2007) — Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment managers, today reported earnings per diluted share from continuing operations (EPS) of $0.57 for the quarter ended Sept. 30, 2007 compared to $0.43 for the quarter ended Sept. 30, 2006, an increase of 33 percent. Federated reported YTD 2007 EPS of $1.60 compared to $1.29 per share for the same period in 2006. Federated’s income from continuing operations was $57.7 million for Q3 2007 compared to $45.2 million for Q3 2006. Federated’s YTD 2007 income from continuing operations was $164.8 million compared to $137.9 million for the same period in 2006. Federated’s Q3 2007 results include a non-recurring investment loss of $2.8 million, after-tax, that had an impact of $0.02 to the quarter’s EPS.

Federated’s total managed assets were a record $276.2 billion at Sept. 30, 2007, up $53.5 billion or 24 percent from $222.7 billion at Sept. 30, 2006 and up $16.5 billion or 6 percent from $259.7 billion reported at June 30, 2007. Through its mutual funds and separately managed accounts, Federated managed $66.3 billion in equity and fixed-income assets as of Sept. 30, 2007, an 11 percent increase from $59.9 billion at Sept. 30, 2006. Total average managed assets for Q3 2007 were $267.6 billion, up $47.9 billion or 22 percent from $219.7 billion reported for Q3 2006 and up $11.5 billion or 4 percent from $256.1 billion reported for Q2 2007.

“The long-term credit and risk management strength of Federated’s money market franchise positioned our products well for the unsettled credit markets of the third quarter. As a result, we were able to substantially grow our money market mutual fund assets,” said J. Christopher Donahue, president and CEO. “The economic outlook and market conditions are positive for growth in our money market funds.”

Federated’s board of directors declared a quarterly dividend of $0.21 per share. The dividend is payable on Nov. 15, 2007 to shareholders of record as of Nov. 8, 2007. During Q3 2007, Federated purchased 1,860,188 shares of class B common stock for $61.2 million.

Contacts:

MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Reports Q3 Earnings

Oct. 25, 2007

Money market assets in both funds and separate accounts were a record $209.9 billion at Sept. 30, 2007, up $47.1 billion or 29 percent from $162.8 billion at Sept. 30, 2006 and up $16.5 billion or 9 percent from $193.4 billion at June 30, 2007. Money market mutual fund assets increased to a record $190.0 billion at the end of Q3 2007, up $43.2 billion or 29 percent from $146.8 billion at Sept. 30, 2006 and up $17.6 billion or 10 percent from $172.4 billion at June 30, 2007.

Federated’s equity assets were a record $43.5 billion at Sept. 30, 2007, up $5.2 billion or 14 percent from $38.3 billion at Sept. 30, 2006 and up slightly from $43.3 billion at June 30, 2007. Federated’s top-selling equity mutual funds on a net basis were: Federated International Small Company Fund, Federated InterContinental Fund, Federated Kaufmann Small Cap Fund, Federated MDT All Cap Core Fund and Federated Muni and Stock Advantage Fund.

Federated’s fixed-income assets were $22.8 billion at Sept. 30, 2007, up $1.1 billion or 5 percent from $21.7 billion at Sept. 30, 2006 and down slightly from $23.0 billion at June 30, 2007. Federated’s top-selling fixed-income mutual funds on a net basis were: Federated Government Ultrashort Duration Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated Total Return Bond Fund; Federated North Carolina Municipal Income Fund; and Federated International Bond Fund.

Financial Summary

For Q3 2007, revenue increased by $42.1 million or 17 percent to a record $286.0 million compared to $243.9 million for the same quarter last year. The increase in revenue is primarily due to increases in revenue from average money market managed assets ($28.3 million) and increases in average equity managed assets ($16.2 million). The increases were partially offset by a decrease in revenue from a change in the asset mix of average fixed-income managed assets ($1.6 million). For Q3 2007, Federated derived 50 percent of its revenue from money market assets, 39 percent from equity assets, 10 percent from fixed-income assets and 1 percent from other products and services.

Revenue for the first nine months of 2007 increased $107.8 million or 15 percent to $826.9 million compared to $719.1 million for the same period in 2006. The YTD revenue increase is primarily due to increases in revenue from average money market managed assets ($64.6 million); increases in average equity managed assets due to the July 2006 acquisition of MDT Advisers ($23.5 million); and increases in remaining average equity managed assets ($26.7 million). The revenue increases were partially offset by a decrease in revenue from a change in the mix of average fixed-income managed assets ($5.2 million). For YTD 2007, Federated derived 49 percent of its revenue from money market assets, 39 percent from equity assets, 11 percent from fixed-income assets and 1 percent from other products and services.

Operating expenses for Q3 2007 increased by $18.2 million or 11 percent to $188.2 million compared to $170.0 million for Q3 2006. The increase in operating expenses was caused primarily by marketing and distribution expenses related to increased average money market managed assets ($15.8 million) and increased incentive compensation expense ($4.2 million).

Federated Reports Q3 Earnings

Oct. 25, 2007

For the first nine months of 2007, operating expenses increased by $61.1 million or 12 percent to $556.5 million compared to $495.4 million for the same period last year. Higher marketing and distribution expenses related to increased average money market managed assets ($37.9 million); the direct operating expenses of MDT ($13.7 million); and increases in other incentive compensation expense ($7.8 million) drove YTD increases in operating expenses.

Nonoperating expenses increased $4.2 million and $5.6 million for the three and nine months ended Sept. 30, 2007, respectively, compared to the same periods of 2006. These increases were primarily related to a non-recurring $4.9 million, pre-tax, or $2.8 million after-tax investment loss incurred in a Federated-sponsored private placement product during Q3 2007.

Federated will host an earnings conference call at 9 a.m. Eastern on Friday, Oct. 26, 2007. Investors are invited to listen to Federated’s Q3 earnings teleconference by calling 877-407-0782 (domestic) or 201-689-8567 (international) prior to the 9 a.m. start time for the teleconference. The call may also be accessed in real time on the Internet via the About Us section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and until Nov. 2, 2007 by calling 877-660-6853 (domestic) or 201-612-7415 (international) and entering codes 286 and 257326.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing $276.2 billion in assets as of Sept. 30, 2007. With 150 mutual funds and a variety of separately managed account options, Federated provides comprehensive investment management to more than 5,400 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top 2 percent of money market fund managers in the industry, the top 8 percent of equity fund managers and the top 11 percent of fixed-income fund managers1. For more information, visit FederatedInvestors.com.

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1	Strategic Insight, Aug. 31, 2007. Based on assets under management in open-end funds.

Federated Securities Corp. is distributor of the Federated funds.

Separately managed accounts are made available through Federated Investment Counseling and MDT Advisers, both registered investment advisors.

Certain statements in this press release, such as those related to the economic outlook, market conditions and the prospect for money market fund growth, constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Among other risks are that the economic outlook and market conditions remain conducive for money market fund growth, as well as the risk factors discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be impacted as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements in the future.

Federated Reports Q3 Earnings

Oct. 25, 2007

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Quarter Ended Sept. 30,		% Change Q3 2006 to	Quarter Ended June 30,	% Change Q2 2007 to
	2007	2006	Q3 2007	2007	Q3 2007
Revenue
Investment advisory fees, net	$184,898	$153,713	20%	$177,381	4%
Administrative service fees, net	43,808	36,864	19	41,208	6
Other service fees, net	56,416	51,813	9	56,499	(0)
Other, net	843	1,545	(45)	1,442	(42)

Total Revenue	285,965	243,935	17	276,530	3

Operating Expenses
Compensation and related	52,139	48,099	8	51,552	1
General and administrative
Marketing and distribution	90,839	72,172	26	87,288	4
Professional service fees	7,525	10,040	(25)	9,310	(19)
Systems and communications	5,753	5,757	(0)	5,851	(2)
Office and occupancy	5,335	5,917	(10)	5,325	0
Advertising and promotional	3,566	3,650	(2)	4,241	(16)
Travel and related	2,889	2,900	(0)	3,706	(22)
Other	4,072	3,460	18	3,699	10

Total general and administrative	119,979	103,896	15	119,420	0
Amortization of deferred sales commissions	11,298	12,600	(10)	12,074	(6)
Amortization of intangible assets	4,763	5,389	(12)	4,602	3

Total Operating Expenses	188,179	169,984	11	187,648	0

Operating Income	97,786	73,951	32	88,882	10

Nonoperating (Expenses) Income
Investment (loss) income, net	(2,975)	1,958	(252)	1,657	(280)
Debt expense––recourse	(93)	(157)	(41)	(87)	7
Debt expense––nonrecourse	(1,205)	(1,846)	(35)	(1,360)	(11)
Other, net	(1)	—	(100)	5	(120)

Total Nonoperating (Expenses) Income, net	(4,274)	(45)	9,398	215	(2,088)

Minority interest	1,470	1,359	8	1,399	5

Income from continuing operations before income taxes	92,042	72,547	27	87,698	5
Income tax provision	34,315	27,383	25	32,421	6

Income from continuing operations	57,727	45,164	28	55,277	4

Discontinued operations, net of tax	—	445	(100)	—	—

Net Income	$57,727	$45,609	27%	$55,277	4%

Earnings Per Share—Basic
Income from continuing operations	$0.57	$0.44	30%	$0.55	4%
Income from discontinued operations	—	—	—	—	—

Net Income	$0.57	$0.44	30%	$0.55	4%

Earnings Per Share—Diluted
Income from continuing operations	$0.57	$0.43	33%	$0.54	6%
Income from discontinued operations	—	—	—	—	—

Net Income	$0.57	$0.43	33%	$0.54	6%

Weighted-average shares outstanding
Basic	100,433	103,587		101,332

Diluted	102,095	105,342		103,094

Dividends declared per share	$0.21	$0.18		$0.21

Federated Reports Q3 Earnings

Oct. 25, 2007

Unaudited Condensed Consolidated Statements of Income

(in thousands, except per share data)

	Nine Months Ended Sept. 30,		% Change
	2007	2006
Revenue
Investment advisory fees, net	$531,457	$448,254	19%
Administrative service fees, net	124,307	109,045	14
Other service fees, net	167,281	156,789	7
Other, net	3,864	5,035	(23)

Total Revenue	826,909	719,123	15

Operating Expenses
Compensation and related	157,876	142,456	11
General and administrative
Marketing and distribution	258,329	212,617	21
Professional service fees	24,473	26,050	(6)
Systems and communications	17,466	15,465	13
Office and occupancy	16,175	16,419	(1)
Advertising and promotional	10,703	11,396	(6)
Travel and related	9,332	8,860	5
Other	11,583	9,206	26

Total general and administrative	348,061	300,013	16
Amortization of deferred sales commissions	35,631	39,126	(9)
Amortization of intangible assets	14,889	13,835	8

Total Operating Expenses	556,457	495,430	12

Operating Income	270,452	223,693	21

Nonoperating (Expenses) Income
Investment income, net	675	8,245	(92)
Debt expense––recourse	(274)	(287)	(5)
Debt expense––nonrecourse	(4,062)	(6,017)	(32)
Other, net	3	(2)	250

Total Nonoperating (Expenses) Income, net	(3,658)	1,939	(289)

Minority interest	4,245	4,193	1

Income from continuing operations before income taxes	262,549	221,439	19
Income tax provision	97,781	83,533	17

Income from continuing operations	164,768	137,906	19

Discontinued operations, net of tax	—	6,545	(100)

Net Income	$164,768	$144,451	14%

Earnings Per Share—Basic
Income from continuing operations	$1.63	$1.32	23%
Income from discontinued operations	—	0.06	(100)

Net Income	$1.63	$1.38	18%

Earnings Per Share—Diluted
Income from continuing operations	$1.60	$1.29	24%
Income from discontinued operations	—	0.06	(100)

Net Income	$1.60	$1.35	19%

Weighted-average shares outstanding
Basic	101,221	104,711

Diluted	102,927	106,843

Dividends declared per share	$0.60	$0.51

Federated Reports Q3 Earnings

Oct. 25, 2007

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	Sept. 30, 2007	Dec. 31, 2006
Assets
Cash, restricted cash and other short-term investments	$87,142	$134,943
Other current assets	55,321	47,108
Deferred sales commissions, net	75,680	112,286
Intangible assets, net	534,816	488,650
Other long-term assets	35,291	27,307

Total Assets	$788,250	$810,294

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$135,652	$131,907
Long-term debt—nonrecourse	76,096	112,987
Other long-term liabilities and minority interest	37,053	36,025
Shareholders’ equity excluding treasury stock	1,332,067	1,224,161
Treasury stock	(792,618)	(694,786)

Total Liabilities, Minority Interest and Shareholders’ Equity	$788,250	$810,294

Federated Reports Q3 Earnings

Oct. 25, 2007

Changes in Equity and Fixed-Income Fund Assets

(in millions)

	Quarter Ended			Nine Months Ended Sept. 30,
	Sept. 30, 2007	Sept. 30, 2006	June 30, 2007	2007	2006
Equity Funds
Beginning assets	$30,026	$26,488	$28,716	$28,666	$26,031

Sales	1,269	1,457	1,402	4,140	4,450
Redemptions	(1,959)	(1,610)	(1,839)	(5,771)	(5,291)

Net redemptions	(690)	(153)	(437)	(1,631)	(841)
Net exchanges	(20)	(7)	(20)	(53)	8
Acquisition related	366	267	0	366	643
Other*	413	576	1,767	2,747	1,330

Ending assets	$30,095	$27,171	$30,026	$30,095	$27,171

Fixed-Income Funds
Beginning assets	$17,769	$17,967	$18,033	$18,113	$19,037

Sales	1,191	1,039	1,256	3,671	3,448
Redemptions	(1,445)	(1,453)	(1,391)	(4,339)	(4,875)

Net redemptions	(254)	(414)	(135)	(668)	(1,427)
Net exchanges	(6)	(5)	(5)	(9)	(58)
Acquisition related	0	34	0	0	34
Other*	266	430	(124)	339	426

Ending assets	$17,775	$18,012	$17,769	$17,775	$18,012

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Changes in Equity and Fixed-Income Separate Account Assets*

(in millions)

	Quarter Ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Equity Separate Accounts
Beginning assets	$13,318	$12,620	$12,228	$11,105	$4,035

Net customer flows**	(126)	197	225	154	201
Acquisition related	0	0	0	0	6,420
Other**	230	501	167	969	449

Ending assets	$13,422	$13,318	$12,620	$12,228	$11,105

Fixed-Income Separate Accounts
Beginning assets	$5,201	$5,128	$4,789	$3,647	$3,708

Net customer flows**	(370)	54	236	1,062	(170)
Other**	146	19	103	80	109

Ending assets	$4,977	$5,201	$5,128	$4,789	$3,647

*	Includes separately managed accounts (SMA), institutional accounts and sub-advised funds (variable annuity and other).
**	For certain accounts, Net customer flows are calculated as the remaining difference between beginning and ending assets after the calculation of Other and the impact of Acquisition related. Other includes the approximate effect of changes in the market value of securities held in the portfolios, reinvested dividends and distributions and net investment income.

Federated began reporting Changes in Equity and Fixed-Income Separate Account Assets in Q3 2006; previous data is not available.

Federated Reports Q3 Earnings

Oct. 25, 2007

(in millions)

MANAGED ASSETS	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
By Asset Class
Equity	$43,517	$43,344	$41,336	$40,894	$38,276
Fixed-income	22,752	22,970	23,162	22,902	21,659
Money market	209,908	193,362	185,952	173,644	162,808

Total Managed Assets	$276,177	$259,676	$250,450	$237,440	$222,743

By Market
Wealth Management & Trust	$127,854	$113,625	$109,364	$106,350	$102,878
Broker/Dealer	114,686	112,146	107,148	103,081	95,144
Global Institutional	23,428	24,083	24,764	20,785	18,905
Other	10,209	9,822	9,174	7,224	5,816

Total Managed Assets	$276,177	$259,676	$250,450	$237,440	$222,743

By Product Type
Mutual Funds:
Equity	$30,095	$30,026	$28,716	$28,666	$27,171
Fixed-income	17,775	17,769	18,033	18,113	18,012
Money market	190,011	172,430	163,841	155,183	146,841

Total Fund Assets	$237,881	$220,225	$210,590	$201,962	$192,024

Separate Accounts:
Equity	$13,422	$13,318	$12,620	$12,228	$11,105
Fixed-income	4,977	5,201	5,128	4,789	3,647
Money market	19,897	20,932	22,112	18,461	15,967

Total Separate Accounts	$38,296	$39,451	$39,860	$35,478	$30,719

Total Managed Assets	$276,177	$259,676	$250,450	$237,440	$222,743

AVERAGE MANAGED ASSETS	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
By Asset Class
Equity	$42,731	$43,031	$41,118	$40,066	$36,429
Fixed-income	22,680	23,109	23,002	22,624	21,685
Money market	202,141	189,917	182,352	169,008	161,558

Total Avg. Assets	$267,552	$256,057	$246,472	$231,698	$219,672

By Product Type
Mutual Funds:
Equity	$29,570	$29,866	$28,743	$28,225	$26,550
Fixed-income	17,701	17,942	18,013	18,150	18,023
Money market	181,808	168,253	160,325	152,192	145,840

Total Avg. Fund Assets	$229,079	$216,061	$207,081	$198,567	$190,413

Separate Accounts:
Equity	$13,161	$13,165	$12,375	$11,841	$9,879
Fixed-income	4,979	5,167	4,989	4,474	3,662
Money market	20,333	21,664	22,027	16,816	15,718

Total Avg. Separate Accts.	$38,473	$39,996	$39,391	$33,131	$29,259

Total Avg. Assets	$267,552	$256,057	$246,472	$231,698	$219,672

ADMINISTERED ASSETS	Quarter Ended
	Sept. 30, 2007	June 30, 2007	March 31, 2007	Dec. 31, 2006	Sept. 30, 2006
Period End	$19,312	$17,986	$17,783	$17,778	$18,423
Average	$18,378	$17,701	$17,762	$18,060	$18,236